                                                                    EXHIBIT 99.1

PRESS CONTACT:                                               FINANCIAL CONTACT:
Tim Powers                                                   Stacey Fitzgerald
RSA Security Inc.                                            RSA Security Inc.
(781) 515-6212                                               (781) 515-6021
tpowers@rsasecurity.com                                      ir@rsasecurity.com

                                                           FOR IMMEDIATE RELEASE

           RSA SECURITY ANNOUNCES FOURTH QUARTER AND YEAR 2002 RESULTS

                 Company Exceeds Fourth Quarter Revenue Guidance

     Company to Discuss Fourth Quarter, Year 2002 Results and First Quarter
                Guidance in Conference Call at 4:30 p.m. E.S.T.

BEDFORD, MASS., JANUARY 23, 2003 - RSA Security Inc. (NASDAQ: RSAS) today reported financial results for the fourth quarter and year ended December 31, 2002.

Revenue for the fourth quarter of 2002 was $61.0 million, compared to $63.0 million for the fourth quarter of 2001. The Company reported a net loss on a GAAP basis of $49.8 million, or ($0.88) per share for the fourth quarter of 2002, compared to a net loss of $10.1 million, or ($0.18) per share for the same period in 2001.

Net loss on a GAAP basis for the fourth quarter of 2002 includes restructuring charges of $26.2 million related to severance and facilities and lease obligations; a charge of $19.1 million for the impairment of intangible assets; a charge of $12.4 million for the decline in the fair value of the Company's investments; a charge of $2.9 million for inventory write downs and warranty accruals; and charges totaling $3.3 million from amortization and accretion. Excluding these items, the Company reported net income from its core operating business of $1.3 million, or $0.02 per share on a diluted basis for the fourth quarter of 2002, compared to net income of $0.4 million, or $0.01 per share on a diluted basis for the same period in 2001.

Revenue for the year ended December 31, 2002, was $232.1 million, compared to $282.7 million for the same period in 2001. Net loss on a GAAP basis for the year ended December 31, 2002, including the RSA Capital segment and other charges, was $96.8 million, or ($1.71) per share, compared to net loss of $2.5 million, or ($0.04) per share for the same period in 2001. Excluding the RSA Capital segment and other charges, the net loss from the Company's core operating business for the year ended December 31, 2002, was $7.4 million, or ($0.13) per share, compared to net income of $14.7 million, or $0.25 per share on a diluted basis for the same period of 2001.

RSA Security's cash position increased by $10.8 million during the fourth quarter of 2002 to $103.0 million. The Company generated cash flow from core operations of approximately $11.2 million, paid out restructuring costs of approximately $3.0 million, and received $2.6 million of distributions from escrow funds from prior acquisitions. In addition, the Company expects to receive a tax refund of approximately $57 million during the second half of 2003. This refund is attributable to the operating losses we incurred in 2002 and 2001.

"We continue to make progress in our core operations," said Art Coviello, president and chief executive officer of RSA Security. "I'm pleased with our sequential growth in revenue and our continuing control of expenses, as reflected in our increased operating margins in the fourth quarter. Further, I'm even more pleased with our order rate, as bookings exceeded revenue by approximately ten percent for the fourth quarter."

BUSINESS OUTLOOK

RSA Security is providing the following financial guidance for the first quarter of 2003:

-     Revenue in the range of $57 million to $61 million.

- Earnings from core operations in the range of ($0.02) to $0.02 per diluted share (excluding any RSA Capital segment and other charges).

CONFERENCE CALL DETAILS

RSA Security will hold a conference call on January 23, 2002, to discuss its fourth quarter and fiscal year 2002 results at approximately 4:30 p.m. E.S.T. The dial-in number for this conference call in the United States is 888-928-9177 and the number for international calls is 212-547-0321; both numbers have a pass code of "123RSAS." A replay of this conference call will be available for two days at 402-220-5355. In addition, a live Webcast of this conference call will be available on the "Investor" page of the Company's Web site. Webcast participants should register approximately 15 minutes before the event to download and install any necessary software. A replay of this Webcast will be available for two business days.

ABOUT RSA SECURITY INC.

With more than 9,000 customers around the globe, RSA Security (NASDAQ: RSAS) is recognized as the strategic e-security partner to many of the largest and most successful companies leveraging the Internet to grow their businesses and improve their bottom line. RSA Security's comprehensive portfolio of e-security solutions - including authentication, Web access management and developer toolkits - is designed to help organizations fully realize revenue opportunities while helping protect critical information against unauthorized access and other forms of malicious intent. RSA Security's strong reputation is built on its history of innovation and leadership, award-winning solutions and long-standing relationships with more than 1,000 technology partners. For more information on RSA Security, please visit www.rsasecurity.com.

                                      # # #

RSA and The Most Trusted Name in e-Security are either registered trademarks or trademarks of RSA Security Inc. in the United States and other countries. All other products and services mentioned are trademarks of their respective companies.

This press release contains forward-looking statements regarding RSA Security's financial condition, revenue and earnings per share during the first quarter of 2003, as well as an anticipated tax refund the Company expects to receive in the second half of 2003. These statements involve a number of risks and uncertainties. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are general economic conditions, including the current weakness in the global economy, changes in our operating expenses, timing of the Company's filing of the tax return, and any IRS review, inability of the Company to sublet excess facilities on acceptable terms, the timing of the introduction or enhancement of our products and our competitors' and partners' products, changes in product pricing, including changes in competitors' pricing policies, development and performance of our direct and indirect distribution channels, delays in product development, competitive pressures, changes in customer and market requirements and standards, market acceptance of new products and technologies, technological changes in the computer industry, and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation, RSA Security's Annual Report on Form 10-K filed on April 1, 2002 and Quarterly Report on Form 10-Q filed on November 13, 2002.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)


                                                                               THREE MONTHS ENDED
                                                                                DECEMBER 31, 2002
                                                                                   (UNAUDITED)
                                                                 -------------------------------------------------
                                                                  PROFORMA                     OTHER
                                                                P&L FOR CORE     RSA          CORE AND
                                                                 OPERATIONS   CAPITAL (i)     NON-CORE        GAAP
                                                                 ----------   -----------     --------        ----
Revenue
  Products                                                        $ 44,716      $     --      $     --      $ 44,716
  Maintenance and professional services                             16,305            --            --        16,305
                                                                  --------      --------      --------      --------
Total revenue                                                       61,021            --            --        61,021
                                                                  --------      --------      --------      --------
Cost of revenue
  Products                                                           8,300            --         2,893        11,193
  Maintenance and professional services                              5,562            --            --         5,562
                                                                  --------      --------      --------      --------
Total cost of revenue (ii)                                          13,862            --         2,893        16,755
                                                                  --------      --------      --------      --------
Gross profit                                                        47,159            --        (2,893)       44,266
                                                                  --------      --------      --------      --------
Operating expenses:
Research and development                                            12,770            --            --        12,770
Marketing and selling (iii)                                         23,367            --            --        23,367
General and administrative                                           7,723            --            --         7,723
Restructurings (iv)                                                     --            --        26,233        26,233
Intangible asset impairment (iv)                                        --            --        19,140        19,140
Amortization of intangible assets  (iv)                                 --            --         2,537         2,537
Legal settlement (iv)                                                   --            --            --            --
                                                                  --------      --------      --------      --------
Total operating expenses                                            43,860            --        47,910        91,770
                                                                  --------      --------      --------      --------
Operating (loss) income                                              3,299            --       (50,803)      (47,504)
Interest income (expense) and other (v)                             (1,793)           --          (754)       (2,547)
(Loss) income from investing activities                                 --       (12,389)           --       (12,389)
                                                                  --------      --------      --------      --------
(Loss) income before (benefit) provision for income taxes            1,506       (12,389)      (51,557)      (62,440)
(Benefit) provision for income taxes                                   235        (4,337)       (8,495)      (12,597)
                                                                  --------      --------      --------      --------
Net (loss) income                                                 $  1,271      $ (8,052)     $(43,062)     $(49,843)
                                                                  ========      ========      ========      ========
Net (loss) income per share - basic                               $   0.02      $  (0.14)     $  (0.76)     $  (0.88)
                                                                  ========      ========      ========      ========
Weighted average number of common shares - basic                    56,823        56,823        56,823        56,823
                                                                  ========      ========      ========      ========
Net (loss) income per share - diluted                             $   0.02      $  (0.14)     $  (0.76)     $  (0.88)
                                                                  ========      ========      ========      ========
Weighted average number of common shares - diluted                  57,494        56,823        56,823        56,823
                                                                  ========      ========      ========      ========

                                                                               THREE MONTHS ENDED
                                                                                DECEMBER 31, 2001
                                                                                   (UNAUDITED)
                                                                 -------------------------------------------------
                                                                  PROFORMA                     OTHER
                                                                P&L FOR CORE     RSA          CORE AND
                                                                 OPERATIONS    CAPITAL (i)    NON-CORE        GAAP
                                                                 ----------    -----------    --------        ----
Revenue
  Products                                                        $ 46,789      $     --      $     --      $ 46,789
  Maintenance and professional services                             16,227            --            --        16,227
                                                                  --------      --------      --------      --------
Total revenue                                                       63,016            --            --        63,016
                                                                  --------      --------      --------      --------
Cost of revenue
  Products                                                           7,890            --            --         7,890
  Maintenance and professional services                              6,505           175            --         6,680
                                                                  --------      --------      --------      --------
Total cost of revenue (ii)                                          14,395           175            --        14,570
                                                                  --------      --------      --------      --------
Gross profit                                                        48,621          (175)           --        48,446
                                                                  --------      --------      --------      --------
Operating expenses:
Research and development                                            12,805           990                      13,795
Marketing and selling (iii)                                         27,668           125           375        28,168
General and administrative                                           6,562         1,383                       7,945
Restructurings (iv)                                                     --            --        10,320        10,320
Intangible asset impairment (iv)
Amortization of intangible assets  (iv)                                 --            --         6,368         6,368
Legal settlement (iv)                                                   --            --           982           982
                                                                  --------      --------      --------      --------
Total operating expenses                                            47,035         2,498        18,045        67,578
                                                                  --------      --------      --------      --------
Operating (loss) income                                              1,586        (2,673)      (18,045)      (19,132)
Interest income (expense) and other (v)                             (1,080)           --          (580)       (1,660)
(Loss) income from investing activities                                 --         3,045                       3,045
                                                                  --------      --------      --------      --------
(Loss) income before (benefit) provision for income taxes              506           372       (18,625)      (17,747)
(Benefit) provision for income taxes                                   152           130        (7,953)       (7,671)
                                                                  --------      --------      --------      --------
Net (loss) income                                                 $    354      $    242      $(10,672)     $(10,076)
                                                                  ========      ========      ========      ========
Net (loss) income per share - basic                               $   0.01      $   0.00      $  (0.19)     $  (0.18)
                                                                  ========      ========      ========      ========
Weighted average number of common shares - basic                    56,163        56,163        56,163        56,163
                                                                  ========      ========      ========      ========
Net (loss) income per share - diluted                             $   0.01      $   0.00      $  (0.19)     $  (0.18)
                                                                  ========      ========      ========      ========
Weighted average number of common shares - diluted                  57,012        57,012        56,163        56,163
                                                                  ========      ========      ========      ========
Net (loss) income includes the following non-core activities:

Net (loss) income includes the following non-core activities:

(i) The RSA Capital segment consists of the Company's investment activities and costs associated with the New Emerging Security Technologies group.

(ii) $2,893 of total cost of revenue for the three months ended December 31, 2002 relates to a charge for inventory write downs and warranty accruals.

(iii) $375 of marketing and selling expenses relate to the cancellation of the annual sales conference for the three months ending December 31, 2001.

(iv)  Non-core activities.

(v) $754 and $580 of interest income (expense) and other for the three months ended December 31, 2002 and 2001, respectively, relates to the non cash accretion of warrants and amortization of deferred financing costs in connection with convertible debentures.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

                                                                                     YEAR ENDED
                                                                                  DECEMBER 31, 2002
                                                                                     (UNAUDITED)
                                                                  ---------------------------------------------------
                                                                   PROFORMA                      OTHER
                                                                 P&L FOR CORE      RSA          CORE AND
                                                                  OPERATIONS    CAPITAL (i)     NON-CORE         GAAP
                                                                  ----------    -----------     --------         ----
Revenue
  Products                                                        $ 168,954      $      --      $      --      $ 168,954
  Maintenance and professional services                              63,130             --             --         63,130
                                                                  ---------      ---------      ---------      ---------
Total revenue                                                       232,084             --             --        232,084
                                                                  ---------      ---------      ---------      ---------
Cost of revenue
  Products                                                           32,879             --          2,893         35,772
  Maintenance and professional services                              22,207             --             --         22,207
                                                                  ---------      ---------      ---------      ---------
Total cost of revenue (ii)                                           55,086             --          2,893         57,979
                                                                  ---------      ---------      ---------      ---------
Gross profit                                                        176,998             --         (2,893)       174,105
                                                                  ---------      ---------      ---------      ---------
Operating expenses:
Research and development (iii)                                       53,417            499          1,145         55,061
Marketing and selling (iv)                                          100,673             --             --        100,673
General and administrative (v)                                       29,993            263             --         30,256
Restructurings (vi)                                                      --             --         56,036         56,036
Intangible asset impairment (vi)                                         --             --         19,140         19,140
Amortization of intangible assets  (vi)                                  --             --          9,924          9,924
In process research and development (vi)                                 --             --             --             --
Legal settlement (vi)                                                    --             --             --             --
                                                                  ---------      ---------      ---------      ---------
Total operating expenses                                            184,083            762         86,245        271,090
                                                                  ---------      ---------      ---------      ---------
Operating (loss) income                                              (7,085)          (762)       (89,138)       (96,985)
Interest (expense) income and other (vii)                            (5,791)            --         (2,987)        (8,778)
(Loss) income from investing activities                                  --        (30,937)            --        (30,937)
                                                                  ---------      ---------      ---------      ---------
(Loss) income before (benefit) provision for income taxes           (12,876)       (31,699)       (92,125)      (136,700)
(Benefit) provision for income taxes                                 (5,460)       (11,094)       (23,322)       (39,876)
                                                                  ---------      ---------      ---------      ---------
Net (loss) income                                                 $  (7,416)     $ (20,605)     $ (68,803)     $ (96,824)
                                                                  =========      =========      =========      =========
Net (loss) income per share - basic                               $   (0.13)     $   (0.36)     $   (1.22)     $   (1.71)
                                                                  =========      =========      =========      =========
Weighted average number of common shares - basic                     56,621         56,621         56,621         56,621
                                                                  =========      =========      =========      =========
Net (loss) income per share - diluted                             $   (0.13)     $   (0.36)     $   (1.22)     $   (1.71)
                                                                  =========      =========      =========      =========
Weighted average number of common shares - diluted                   56,621         56,621         56,621         56,621
                                                                  =========      =========      =========      =========

                                                                                      YEAR ENDED
                                                                                    DECEMBER 31, 2001
                                                                                       (UNAUDITED)
                                                                  ----------------------------------------------------
                                                                  PROFORMA                       OTHER
                                                                 P&L FOR CORE      RSA          CORE AND
                                                                  OPERATIONS    CAPITAL (i)     NON-CORE          GAAP
                                                                  ----------    -----------     --------          ----
Revenue
  Products                                                         $ 222,314     $      68      $      --      $ 222,382
  Maintenance and professional services                               60,338            --             --         60,338
                                                                   ---------     ---------      ---------      ---------
Total revenue                                                        282,652            68             --        282,720
                                                                   ---------     ---------      ---------      ---------
Cost of revenue
  Products                                                            33,005            --          5,221         38,226
  Maintenance and professional services                               27,993           357            106         28,456
                                                                   ---------     ---------      ---------      ---------
Total cost of revenue (ii)                                            60,998           357          5,327         66,682
                                                                   ---------     ---------      ---------      ---------
Gross profit                                                         221,654          (289)        (5,327)       216,038
                                                                   ---------     ---------      ---------      ---------
Operating expenses:
Research and development (iii)                                        55,557         2,501            287         58,345
Marketing and selling (iv)                                           120,800           462          1,653        122,915
General and administrative (v)                                        30,733         7,332             80         38,145
Restructurings (vi)                                                       --            --         19,956         19,956
Intangible asset impairment (vi)
Amortization of intangible assets  (vi)                                   --            --         14,452         14,452
In process research and development (vi)                                  --            --          7,891          7,891
Legal settlement (vi)                                                     --            --            982            982
                                                                   ---------     ---------      ---------      ---------
Total operating expenses                                             207,090        10,295         45,301        262,686
                                                                   ---------     ---------      ---------      ---------
Operating (loss) income                                               14,564       (10,584)       (50,628)       (46,648)
Interest (expense) income and other (vii)                              6,440            --           (580)         5,860
(Loss) income from investing activities                                   --        40,836                        40,836
                                                                   ---------     ---------      ---------      ---------
(Loss) income before (benefit) provision for income taxes             21,004        30,252        (51,208)            48
(Benefit) provision for income taxes                                   6,301        12,307        (16,053)         2,555
                                                                   ---------     ---------      ---------      ---------
Net (loss) income                                                  $  14,703     $  17,945      $ (35,155)     $  (2,507)
                                                                   =========     =========      =========      =========
Net (loss) income per share - basic                                $    0.26     $    0.32      $   (0.62)     $   (0.04)
                                                                   =========     =========      =========      =========
Weighted average number of common shares - basic                      56,259        56,259         56,259         56,259
                                                                   =========     =========      =========      =========
Net (loss) income per share - diluted                              $    0.25     $    0.31      $   (0.62)     $   (0.04)
                                                                   =========     =========      =========      =========
Weighted average number of common shares - diluted                    58,606        58,606         56,259         56,259
                                                                   =========     =========      =========      =========
Net (loss) income includes the following non-core activities:

Net (loss) income includes the following non-core activities:

(i) The RSA Capital segment consists of the Company's investment activities and costs associated with the New Emerging Security Technologies group.

(ii) $2,893 of total cost of revenue for the year ended December 31, 2002 relates to a charge for inventory write downs and warranty accruals; $5,327 of total cost of revenue for the year ended December 31, 2001 includes $5,221 for the write off of prepaid license fees and $106 relating to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.

(iii) $1,145 of research and development expenses for the year ended December 31, 2002 relates to costs incurred during the transition period prior to the transfer of certain Swedish employees to TFS Technology AB. $287 of research and development expenses for the year ended December 31, 2001 relate to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.

(iv) $1,653 of marketing and selling expenses for the year ended December 31, 2001 includes $278 relating to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc., $1,000 for the cancellation of the RSA
      Conference-Europe, and $375 for the cancellation of the annual sales conference.

(v) $80 of general and administrative expenses for the year ended December 31, 2001 relate to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.

(vi)  Non-core activities.

(vii) $2,987 and $580 of interest income (expense) and other for the years ended December 31, 2002 and 2001, respectively, relates to the non cash accretion of warrants and amortization of deferred financing costs in connection with the convertible debentures.

CONDENSED CONSOLIDATED BALANCE SHEETS
      (in thousands)

                                                                                   DECEMBER 31,  DECEMBER 31,
                                                                                       2002         2001
                                                                                     --------     --------
                                              ASSETS
Current assets
     Cash and cash equivalents                                                       $103,030     $ 61,946
     Marketable securities                                                                 --        1,174
     Accounts receivable (less allowance for doubtful accounts of $2,494 in 2002
        and $2,659 in 2001)                                                            35,666       56,396
     Inventory                                                                          2,334        8,954
     Prepaid expenses and other assets                                                  7,974       12,859
     Refundable income taxes                                                           57,643       20,563
     Deferred taxes                                                                     3,828        4,886
                                                                                     --------     --------
           Total current assets                                                       210,475      166,778
                                                                                     --------     --------
Property and equipment, net                                                            74,928       94,840
                                                                                     --------     --------
Other assets
     Goodwill, net                                                                    191,743      185,674
     Intangible assets, net                                                                --       37,346
     Investments                                                                        1,586       33,522
     Deferred taxes                                                                        --        4,400
     Other                                                                              5,668        7,117
                                                                                     --------     --------
           Total other assets                                                         198,997      268,059
                                                                                     --------     --------
                                                                                     $484,400     $529,677
                                                                                     ========     ========
                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
     Accounts payable                                                                $  6,965     $  6,887
     Accrued payroll and related benefits                                              11,256       11,206
     Accrued expenses and other liabilities                                            17,544       14,527
     Current portion of accrued restructurings                                         12,163        5,517
     Income taxes accrued and payable                                                  33,484       25,952
     Deferred revenue                                                                  34,921       30,505
                                                                                     --------     --------
           Total current liabilities                                                  116,333       94,594
                                                                                     --------     --------
Deferred taxes, long-term                                                               1,592           --
Accrued restructurings, long-term                                                      27,315        5,568
Convertible debentures                                                                 77,477       76,102
                                                                                     --------     --------
           Total liabilities                                                          222,717      176,264
                                                                                     --------     --------
Stockholders' equity                                                                  261,683      353,413
                                                                                     --------     --------
                                                                                     $484,400     $529,677
                                                                                     ========     ========

Certain prior year balance sheet amounts have been reclassified to conform to the 2002 presentation.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
      (in thousands)

                                                                                                     YEARS ENDED
                                                                                                     DECEMBER 31,
                                                                                               ------------------------
                                                                                                  2002          2001
                                                                                               ---------      ---------
Cash flows from operating activities
  Net loss                                                                                     ($ 96,824)     ($  2,507)
  Adjustments to reconcile net (loss) income to net cash provided by operating activities:
     Depreciation                                                                                 16,612         15,184
     Amortization of intangible assets                                                             9,924         14,452
     In process research and development                                                              --          7,891
     Non cash restructuring                                                                        9,364          1,545
     Non cash interest expense                                                                        --          1,122
     Stock option compensation                                                                        --            751
     Amortization of convertible debentures deferred financing costs                               1,611            329
     Non cash warrant accretion                                                                    1,375            251
     Tax benefit from exercise of stock options                                                      328         15,828
     Loss (income) from investing activities                                                       4,649        (48,008)
     Investment valuation impairment                                                              26,289          7,172
     Intangible asset impairment                                                                  19,140
     Deferred taxes                                                                              (10,879)         6,665
     Increase (decrease) in cash from changes in, net of the effect of acquisitions:
          Accounts receivable                                                                     22,781          1,657
          Inventory                                                                                6,923         (5,221)
          Prepaid expenses and other assets                                                        5,482         12,600
          Accounts payable                                                                          (198)        (3,206)
          Accrued payroll and related benefits                                                      (472)        (7,328)
          Accrued expenses and other liabilities                                                   3,037         (5,778)
          Accrued restructurings                                                                  27,444          9,194
          Income tax receivable and income tax accrued and payable                                (8,375)       (33,451)
          Deferred revenue                                                                         3,825          3,173
                                                                                               ---------      ---------
                     Net cash provided by (used for) operating activities                         42,036         (7,685)
                                                                                               ---------      ---------
Cash flows from investing activities
  Purchases of marketable securities                                                                  --        (36,411)
  Proceeds from sale and maturities of marketable securities                                       1,150         75,593
  Purchases of property and equipment                                                             (4,665)       (36,173)
  Proceeds from Crosby Finance, LLC                                                                   --         53,460
  Investments                                                                                        317        (23,231)
  Acquisition and related costs, net of cash acquired                                               (997)      (226,146)
  Other                                                                                             (117)           515
                                                                                               ---------      ---------
                     Net cash used for investing activities                                       (4,312)      (192,393)
                                                                                               ---------      ---------
Cash flows from financing activities
  Proceeds from exercise of stock options and purchase plans                                       3,961         33,594
  Purchases of Company common stock                                                                   --        (89,974)
  Issuance of convertible debentures, net                                                             --         75,235
  Settlement of put option contracts                                                                  --        (63,815)
  Sale of put options                                                                                 --          7,565
  Other                                                                                              (18)            --
                                                                                               ---------      ---------
                     Net cash provided by (used for) financing activities                          3,943        (37,395)
                                                                                               ---------      ---------
Effects of exchange rate changes on cash and cash equivalents                                       (583)        (2,478)
                                                                                               ---------      ---------
  Net increase (decrease) in cash and cash equivalents                                            41,084       (239,951)
Cash and cash equivalents, beginning of period                                                    61,946        301,897
                                                                                               ---------      ---------
Cash and cash equivalents, end of period                                                       $ 103,030      $  61,946
                                                                                               =========      =========